reaching more customers

by reaching out with more

As of March 31, 2004

A Compelling Story

. Recognized competency in an attractive business mix

. Strategic acquisitions which provide strong earnings growth

. Low risk execution orientation provides an understandable opportunity

. Proven leadership provides aggressive focus to achieve superior financial results

. Well established and tangible shareholder orientation

Our Markets

. Economies in which we operate are stable with limited excess real estate inventory

. The underlying economic drivers are well diversified

. Chittenden’s credit quality has remained very strong throughout the last ten years

Loans by State

VT 41%

NH 23%

MA 25%

ME 11%

Deposits by State

VT 51%

NH 20%

MA 19%

ME 10%

Assets

Chittenden Bank $ 2,844

Ocean/Granite Banks $ 1,633

Bank of Western Mass $ 546

Flagship Bank $ 481

Maine Bank & Trust $ 306

Strategic Direction

• Continue to expand the existing franchise and our fee based businesses

• Pursue acquisitions of banks and financial services companies

Acquisition Strategy

• Chittenden Corporation operates as a multi-bank holding company with significant operating autonomy at its banks.

• Primarily focused on commercial banks that complement our present banks or will be a platform to expand into new markets

• Provide a structure and resources to enhance the target’s earnings growth

Business Approach

. Deep relationships with worthwhile customers

. Focus on small and mid-sized businesses

. Maintain conservative underwriting standards and discipline

. Offer a complete range of banking products and services

. Geographically diverse branch franchise with both a consumer and small business focus

. Efficient generator of low cost stable deposits

Business Services

Cash Management (5%)

• Full menu of products

• Domiciled on one operating system

• Web based access available

Merchant Services (4%)

• Full array of products

• High level of service to business clients

• Only offered within the franchise

• Volume of transactions processed for the three months ending March 31, 2004 were $216 million

Business Credit Cards (1%)

• Only available to commercial customers

• Credit review performed as part of the normal commercial lending process

Insurance (15%)

• Specializes in commercial property and casualty insurance

• Wholesale brokerage operation covering ten states

• Gross premiums for the three months ending March 31, 2004 were $18.5 million

Payroll Services (3%)

• Over 950 customers

• Full menu of products

• Annualized three year growth rate of 21%

Retirement Plan Services (1%)

• Primary focus is on defined benefit and contribution plans

• Provides custodial/directed trustee services for non-qualified plans

• Total retirement plan assets of $708 million

* Numbers in (            ) are a percentage of total non interest income

Financial Management Services and Specialty Businesses

Chittenden offers a wide variety of financial services that are expanding throughout our footprint.

Asset Management Services (24%)

• Services include asset management and personal trust

• Over $1.9 billion in assets under management

• Over $2.6 billion in assets under administration

Retail Investments—Broker/Dealer (5%)

• Over $226 million in assets under administration

Corporate Trust (5%)

• Operates throughout the Northeast with low risk and high efficiency

• Over 50% of revenues come from outside Vermont

• Over $2.2 billion in assets under administration

Captive Insurance

• Vermont is the U.S. domicile of choice for captive insurance companies

• Chittenden Bank is the leader for banking services to this industry

Government Banking

• Leader in government banking for Vermont

• Customers use a wide array of transaction, loan and deposit products

Mortgage Banking

• Originations for the three months ending March 31, 2004 were $145 million

• Mortgage servicing portfolio of $2.3 billion with $10.9 million in net MSR assets

Consistent Superior Financial Performance

. Strong net interest margin

. Low cost stable sources of funding

. Strong fee based revenues in targeted businesses

. Efficient cost structure

. Strong capital

. Conservative reserves and excellent credit quality

Financial Summary

Earnings

Performance Ratios

Credit

Capital

2001 2002 2003 03/31/04

Per Common Share

Diluted Earnings $ 1.80 $ 1.96 $ 2.07 $ 0.47

Cash Earnings $ 1.86 $ 1.98 $ 2.12 $ 0.48

Dividends $ 0.76 $ 0.79 $ 0.80 $ 0.20

Book Value $11.56 $ 13.11 $ 15.82 $ 16.31

Tangible Book Value $10.52 $ 11.09 $ 9.30 $ 9.82

Dividend Payout Ratio 42.15% 39.88% 37.84% 42.02%

Return on Average Equity 16.55% 16.12% 13.90% 11.97%

Return on Average Tangible Equity 18.52% 19.27% 22.92% 20.38%

Return on Average Assets 1.51% 1.40% 1.29% 1.21%

Return on Average Tangible Assets 1.57% 1.44% 1.37% 1.30%

Net Interest Margin 4.74% 4.53% 4.12% 4.17%

Efficiency Ratio 56.13% 58.56% 60.48% 60.34%

NPAs to Loans & OREO 0.46% 0.49% 0.39% 0.55%

Loan Loss Reserve to Loans 1.59% 1.62% 1.54% 1.52%

Net Charge-Offs to Average Loans 0.24% 0.28% 0.16% 0.01%

Leverage 7.99% 9.28% 7.79% 8.28%

Tier 1 10.32% 12.25% 10.07% 10.36%

Risk-Based 11.57% 13.50% 11.32% 11.61%

Tangible Capital 8.19% 7.29% 6.02% 6.48%

A Diversified Loan Portfolio

12/31/01

Municipal 3%

Consumer 12%

Home Equity 6%

Commercial 20%

Construction 3%

Residential 1-4 22%

Multi Family 2%

Commercial RE 32%

03/31/04

Municipal 2%

Consumer 7%

Home Equity 7%

Commercial 18%

Construction 4%

Residential 1-4 18%

Commercial RE 39%

Multi Family 5%

Portfolio (in millions) 2001 2002 2003 3/31/04

Commercial $ 560 $ 568 $ 659 $686

Municipal 85 78 87 92

Residential 1-4 618 561 701 667

Residential 5+ 54 96 176 182

Home Equity 183 204 271 277

CRE 904 1,104 1,431 1,485

Construction 80 86 141 139

Consumer 354 277 259 252

Total $ 2,838 $2,974 $3,725 $3,780

No syndicated credits 10

Chittenden Has Maintained Excellent Asset Quality

0.45 0.04 6/01

0.50 0.04 9/01

0.46 0.06 12/01

0.47 0.03 3/02

0.37 0.07 6/02

0.55 0.10 9/02

0.50 0.07 12/02

0.41 0.04 3/03

0.50 0.03 6/03

0.49 0.01 9/03

0.39 0.08 12/03

0.55 0.01 03/04

NPAs to Loans & OREO Net Charge-Offs to Avg Loans

Strong Core Funding

12/31/01

CDs > $100,000 5%

CDs < $100,000 17%

MMA 37%

Demand Deposits 17%

Borrowings 1%

Savings 10%

NOW 13%

03/31/04

CDs < $100,000 16%

CDs > $100,000 6%

Demand Deposits 17%

Borrowings 3%

MMA 29%

NOW 18%

Savings 11%

2001 2002 2003 3/31/04

Demand Deposits $621 $684 $899 $849

Savings 347 401 518 527

NOWs 490 578 899 895

CMA’s/Money Markets 1,381 1,540 1,604 1,472

CDs < $100,000 635 692 789 781

CDs > $100,000 196 231 261 311

Borrowings 44 174 162 187

Total $ 3,714 $4,300 $5,132 $5,022

Strong Consistent Net Interest Income

NII

4.73% 2000 $167,072

4.74% 2001 $170,305

4.53% 2002 $192,615

4.12% 2003 $218,063

4.17% 3/31/04 $54,713

A Strong Diversified Stream of Noninterest Income

12/31/01

Other 21%

Insurance Commissions 5%

Credit Card Income 6%

Mortgage Banking 18%

Service Charges on Deposits 22%

Investment Management/ Retail 28%

03/31/04

Other 13%

Insurance Commissions 15%

Credit Card Income 5%

Mortgage Banking 11%

Service Charges on Deposits 26%

Investment Management/ Retail 30%

2001 2002 2003 3/31/04

Investment Management $ 15,722 $ 15,601 $15,956 $4,371

Service Charges on Deposits 14,294 16,026 18,396 4,685

Mortgage Servicing 3,564 (6,442) 281 (767)

Gains on Loan Sales 11,207 10,068 21,765 1,899

Gains on Sale of Securities (72) 10,562 17,380 1,802

Loss on Prepayments of Borrowings 0 0 (3,070) (1,194)

Credit Card Income 3,964 3,656 4,079 908

Insurance Commissions 3,391 3,733 6,686 2,626

Retail Investment Services 1,906 2,370 4,621 947

Other 9,757 9,486 10,937 2,730

$63,733 $65,060 $97,031 $18,007

% of Total Revenue 27% 25% 31% 25%

A Compelling Story

• Strong market share and a proven acquisition acumen

• Low risk balance sheet with a prudent growth strategy

• Diversified banking services with a solid balance of revenues

• Low exposure to volatile sectors with a fortress balance sheet

Visit our website for a wide range of products, latest financial reports and many other interactive services: www.chittendencorp.com

This presentation contains “forward-looking statements” which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.